CNI CHARTER FUNDS

Prime Money Market Fund
Government Money Market Fund
California Tax Exempt Money Market Fund
High Yield Bond Fund

Class S Shares
Class N Shares

Supplement dated May 15, 2008 to Prospectuses dated January 31, 2008

This supplements certain information contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The following paragraph replaces the first paragraph on page 3, the first paragraph on page 6, and the first paragraph on page 9 of the Class S Prospectus of the Prime Money Market Fund, Government Money Market Fund and California Tax Exempt Money Market Fund; the first paragraph on page 3, the first paragraph on page 6, and the first paragraph on page 9 of the Class N Prospectus of the Prime Money Market Fund, Government Money Market Fund, and California Tax Exempt Money Market Fund; and the first paragraph on page 24 of the Class N Prospectus of the High Yield Bond Fund.

This table describes the fees and expenses you may pay if you buy and hold shares of this class of the Fund.  You pay no transaction fees for buying or selling shares of this class of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNI-SU-019-0100